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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our report included in this Registration Statement and to the incorporation by reference in this Registration Statement of our report dated May 16, 1996, included in the Patterson Energy, Inc., Current Report on Form 8-KA (Amendment No. 2) dated July 30, 1996, and to all references to our firm included in this Registration Statement.


                                          /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
January 3, 1997